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                                                                    EXHIBIT 10.7


                     SUMICO ELECTRICAL ENGINEERING PTE. LTD.

Our Ref: SE/2000/L17/RA                                       DATE: 15 June 2000

M/S ICX ELECTRONICS ASIA PTE LTD.
C/O NO. 8 CHANGI NORTH STREET 1
2nd Floor
Singapore 498829

ATTN: MR. PATRICK NGO

LETTER OF OFFER - 2ND FLOOR OFFICE SPACE AT NO. 8 CHANGI NORTH STREET 1, SINGAPORE 498829

We are pleased to confirm your intention to lease the above-mentioned premises on the following terms:

1.  THE PREMISES

    The area on the 2nd floor contain an area of approximately 3833 sq ft., which is calculated from the floor plan and us, advised by the Architect. However, you may wish to engage a surveyor at your own cost if a final resurvey is necessary.

2.  MONTHLY RENT AND MAINTENANCE FEES

    Monthly rent and maintenance fees shall be fixed at Singapore Dollars Six Thousand Only (S$6,000.00), exclusive of G.S.T.

3.  LEASE PERIOD

    The lease period is Two (2) years with an option to extend 2 years SUBJECT always to JTC's written approval and for such period as JTC shall approve.

4.  LEASE COMMENCEMENT DATE

    This lease shall commence on 1st August 2000.

5.  GOODS & SERVICES TAX

    The Goods and Services Tax in respect of this tenancy is payable by the Tenant.

6.  ADVANCE RENTAL

    An advance rental & maintenance fee equivalent to S$6,000.00 shall be paid to us upon the execution of the Tenancy Agreement.

7.  EXECUTION OF TENANCY AGREEMENT

    You shall within Seven (7) days upon receipt of the Tenancy Agreement execute and return same to us together with One (1) month's rental deposit.

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8.  UTILITIES CHARGE

    You shall bear your own electricity charges to be consumed within the premises and separately assessed to be paid to us.

9.  REFUSE DISPOSAL

    You shall bear your own refuse disposal (bulk) consumed within the premises and separately assessed to be paid to us. However, we shall provide daily refuse disposal for non-bulk rubbish.

10. RENOVATION

    You shall at your own costs and expenses carry out renovation works to apply and obtain all the relevant governmental authorities' approvals before the commencement of the work relating thereto. You shall further covenants and agrees to only engage our approved panel of consultants for all major renovation works to the premises.

11. JTC'S APPROVAL

    This letter of Offer is subject to the approval of Jurong Town Corporation
    (JTC).

12. HOLDING DEPOSIT

    A holding deposit equivalent to one (1) month's rental deposit without GST shall be paid to the Landlord upon acceptance of this Letter of Offer. Upon signing of the Tenancy Agreement, this holding deposit will be credited towards the three months deposit.

13. ADMINISTRATIVE / LEGAL CHARGES

    All stamps duty in connection with the preparation of the Tenancy Agreement in duplicate shall be borne by the Tenant.

14. INSURANCE

    You shall arrange for your own insurance coverage's.

15. SOLICITORS COSTS

    The landlord's solicitors cost in connection with the preparation of the Tenancy Agreement shall be paid by you (JTC's compliance).


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16. CONFIDENTIALITY

    No party shall divulge or communicate to any person (unless required by law or by any regulatory authority) any information which it may receive or obtain as a result of entering into this agreement and each party shall use its reasonable endeavors to prevent its agents from so doing provided that this restriction shall not apply to information which may properly come into the public domain through no fault of the relevant party. The obligations set out in this Clause shall survive the termination of this letter of offer.

17. COMPLIANCE WITH JTC'S TERMS AND CONDITIONS IN THE LETTER OF APPROVAL TO THE SUBLETTING

    Both parties shall comply with all the terms and conditions as may be imposed by JTC in its letter of approval.


Yours faithfully,


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SUMICO ELECTRICAL ENGINEERING PTE LTD.


Confirmed & Accepted by Tenant:

ICX ELECTRONICS ASIA PTE LTD.


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(Signature and Tenant's Stamp)
Authorized Signatures
Date / Time


Confirmed & Accepted by Landlord:


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(Signature and Co.'s Stamp)
Date / Time


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